8-K  i8-k.htm CONFERENCE CALL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 08, 2011

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Monmouth Junction, NJ	08852
(Address of Principal Executive Offices)	(Zip Code)

732-438-9434
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

On August 08, 2011, Insmed Incorporated held a conference call to discuss financial results for the three months and six months ended June 30, 2011. A copy of the transcript is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this Current Report on Form 8-K, including statements relating to the business strategies, plans and objectives of management, that constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, we may be unsuccessful in developing our product candidates, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011. Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1	Transcript of Conference Call held by Insmed Incorporated on August 08, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: August 09, 2011

By: /s/ Kevin P. Tully, C.G.A.

Name: Kevin P. Tully, C.G.A.

Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1	Transcript of Conference Call held by Insmed Incorporated on August 08, 2011